                                                                    EXHIBIT 10.1

                         MORRISON KNUDSEN CORPORATION
                     FIRST AMENDMENT TO CREDIT AGREEMENTS

         This First Amendment to Credit Agreements (herein, the "Amendment") is entered into as of May 5, 1999, among Morrison Knudsen Corporation, a Delaware corporation, the Guarantors party hereto, the Lenders party hereto, and Bank of Montreal, as Administrative Agent for the Lenders, Bank of America National Trust and Savings Association, as Documentation Agent and Bank of Montreal and NationsBank Montgomery Securities LLC (to become known as Banc of America Securities LLC), as Lead Arrangers, Book Managers and Syndication Agents. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the hereinafter defined Credit Agreements.


                            PRELIMINARY STATEMENTS

         A. The Company, the Guarantors, the Lenders, the Administrative Agent, the Documentation Agent and the Lead Arrangers, Book Managers and Syndication Agents entered into a certain Five-Year Credit Agreement dated as of March 19, 1999 (herein, the "Five-Year Credit Agreement") and a certain 364-Day Credit Agreement dated as of March 19, 1999 (the "364-Day Credit Agreement" and together with the Five-Year Credit Agreement, the "Credit Agreements").

         B. The Company has requested that the aggregate amount of credit made available under the Credit Agreements be increased to $325,000,000, that certain parties be added as Lenders, that certain Lenders be designated as Co-Agents pursuant to Section 10 of each Credit Agreement, and that certain other amendments be made to the Credit Agreements, and the Lenders are willing to do so under the terms and conditions set forth in the Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   ADDITION OF NEW LENDERS.

         On May 21, 1999, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreements shall be and hereby are amended to add certain parties as Lenders thereunder as follows:

                  1.1. Those certain new lenders which have executed this Amendment (collectively, the "New Lenders" and each individually, a "New Lender") shall each be deemed a Lender signatory to each Credit Agreement and shall have all the rights, benefits, duties and obligations of a Lender under each Credit Agreement and the Loan Documents. Accordingly, all references in each Credit Agreement and the Loan Documents to the terms "Lender" and "Lenders" shall be deemed to include, and be a reference to, the New Lenders. Any New Lender designated as a Co-Agent on its signature page hereto shall be deemed a "Co-Agent" appointed pursuant to the terms of Section 10.7 of the Five-Year Credit Agreement and
         Section 10.6 of the 364-Day Credit Agreement, it being understood that such designation shall have no substantive effect and such Lender shall have no additional powers, duties or responsibilities as a result thereof other than its powers, duties and responsibilities as a Lender under each Credit Agreement. Each New Lender agrees that it will perform all of the duties and obligations which by the terms of each Credit Agreement and the Loan Documents are required to be performed by it as a Lender with a Commitment under each Credit Agreement as set forth in Exhibits A-1 and A-2 attached hereto.

                   1.2 The address and lending office that appears on each New Lender's signature page hereto shall be deemed to appear on such New Lender's signature page to each Credit Agreement.

SECTION 2.   AMENDMENTS.

         On May 21, 1999, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreements shall be and hereby are amended as follows:

                   2.1 The definition of "Commitments" in Section 1.1 of the Five-Year Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "Commitments" means $195,000,000, as such amount may be reduced from time to time pursuant hereto. The Commitment of each Lender shall be the amount specified therefor on Exhibit A attached hereto and made part hereof (as the same shall be deemed amended after giving effect to the Assignment Agreements referred to in Section 12.12 hereof), as reduced from time to time pursuant hereto.

                   2.2 The definition of "Commitments" in Section 1.1 of the 364-Day Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "Commitments" means $130,000,000, as such amount may be reduced from time to time pursuant hereto. The Commitment of each Lender shall be the amount specified therefor on Exhibit A attached hereto and made part hereof (as the same shall be deemed amended after giving effect to the Assignment Agreements referred to in Section 12.12 hereof), as reduced from time to time pursuant hereto.

                   2.3 A definition of "Total Consideration" shall be added to
         Section 1.1 of both Credit Agreements to read as follows:

                  "Total Consideration" means the total amount (but without duplication) of (a) cash paid in connection with any Acquisition, plus (b) indebtedness payable to the seller in connection with such Acquisition, plus (c) the fair market value of any equity securities, including any warrants or options therefor, delivered in connection with any Acquisition, plus
                   (d) the amount of indebtedness assumed in connection with such Acquisition.

                   2.4 Section 4.11 of the Five-Year Credit Agreement and
         Section 4.10 of the 364-Day Credit Agreement shall be deleted in their entirety and each shall be replaced with the following: "Intentionally omitted"; and the parenthetical in clause (ii) of Section 12.13 of each Credit Agreement referencing such Section shall be deleted in its entirety.

                   2.5 The definition of "Agreement" in the 364-Day Credit Agreement shall be amended by (i) deleting the word "Five-Year" and
         (ii) inserting in lieu thereof the word "364-Day".

                   2.6 The definition of "Base Rate" in Section 1.1 of both Credit Agreements shall be amended by (i) deleting the words "publicly announced" from the first and second lines thereof and (ii) inserting in lieu thereof the word "established".

                   2.7 Section 2.2 of each Credit Agreement shall be amended by
         (i) inserting "in U.S. Dollars" after the phrase "form of loans" in the first sentence thereof, and (ii) adding at the end thereof the following:

                   "In the event that any Note held by any Lender is lost, stolen, destroyed or mutilated, the Company hereby agrees to execute and deliver a new Note payable to such Lender as a replacement therefor in the same principal amount and otherwise of like tenor upon receipt by the Company of (i) in the case of any loss, theft, or destruction, an affidavit executed by such Lender stating under oath that such Note has been lost, stolen, or destroyed, as the case may be, and an indemnity indemnifying the Company and the Administrative Agent for any losses as a result thereof (in form and substance satisfactory to the Company and the Administrative Agent), or (ii) such mutilated Note."

                   2.8 Section 2.3(a) of the Five-Year Credit Agreement shall be amended by (i) adding "in U.S. Dollars or any Available Foreign Currency" after the phrase "Affiliates of the Company" in the first sentence thereof, (ii) deleting the proviso in the first sentence thereof and inserting in lieu thereof the following: "provided that the U.S. Dollar Equivalent of all Letters of Credit issued in any Available Foreign Currency, when taken together with the amount of all outstanding Loans and U.S. Dollar-denominated Letters of Credit, shall not exceed the Commitments then in effect" and (iii) adding a new sentence at the end thereof to read as follows:

                   "In the event that collections are received by the Issuing Bank in connection with any such Letter of Credit, such collections shall be applied ratably between the Issuing Bank in its individual capacity and the Lenders hereunder based upon the percentages established under clause (ii) above."

                   2.9 Section 2.3(d) of the Five-Year Credit Agreement shall be amended by deleting clause (ii) from the last sentence thereof, and inserting in lieu thereof the following: "(ii) the date which is 30 days prior to the date it notifies the Company of the imposition giving rise to the request for compensation if the Company is notified of such imposition within 30 days of the effective date of such imposition."

                  2.10 Section 3.9 of both Credit Agreements shall be amended by deleting clause (ii) from the last sentence thereof, and inserting in lieu thereof the following: "(ii) the date which is 30 days prior to the date it notifies the Company of the adoption or change giving rise to the request for compensation if the Company is notified of such adoption or change within 30 days of the effective date of such adoption or change."

                  2.11 Section 4.9 of the Five-Year Credit Agreement and Section
         4.8 of the 364-Day Credit Agreement shall be amended by deleting clause
         (ii) from the penultimate sentence thereof, and inserting in lieu thereof the following: "(ii) the date which 30 days prior to the date such Lender notifies the Company of the Change giving rise to the request for compensation if the Company is notified of such Change within 30 days of the effective date of such Change."

                  2.12 Sections 8.9(a)(i) and 8.9(b)(i) of the Five-Year Credit Agreement shall be amended and restated in their entirety as follows:

                   "any and all indebtedness owing to (A) the Issuing Banks and the Lenders under the Loan Documents and (B) the Lenders under the Loan Documents (as such terms are defined in the 364-Day Credit Agreement);".

                  2.13 Sections 8.9(a)(i) and 8.9(b)(i) of the 364-Day Credit Agreement shall be amended and restated in their entirety to read as follows:

                   "any and all indebtedness owing to (A) the Lenders under the Loan Documents and (B) the Lenders and Issuing Banks under the Loan Documents (as such terms are defined in the Five-Year Credit Agreement);".

                  2.14 Section 8.10(f)(ii) of each Credit Agreement shall be amended by deleting the word "or" appearing between clauses (i) and
         (ii) thereof and inserting the word "and" in lieu thereof.

                  2.15 Section 8.10(m) of each Credit Agreement shall be amended by adding at the end thereof the following parenthetical phrase:
         "(investments permitted under clause (m)(i) above shall be included in computing compliance with this clause (m)(ii))".

                  2.16 Sections 9.1(j) and (k) of both Credit Agreements shall be amended by adding ", any Guarantor" after the words "the Company" in the first line of each subsection and in the fourth and seventh lines of subsection (j).

                  2.17 Section 12.10 of each Credit Agreement shall be amended by inserting at the end of the parenthetical phrase appearing in the second sentence thereof the following: "and including all reasonable costs and expenses arising out of or incurred in connection with any bankruptcy or insolvency proceeding of the Company or any of its Subsidiaries".

                  2.18 Section 12.12(a) of the Five-Year Credit Agreement shall be amended by adding at the end of clause (iii) thereof the following:
         "provided, however, that if any assigning Lender makes a simultaneous assignment under the 364-Day Credit Agreement to the same assignee, then such assigning Lender must pay an aggregate fee of $3,500 under this Agreement and the 364-Day Credit Agreement."

                  2.19 Section 12.12(a) of the 364-Day Credit Agreement shall be amended by adding at the end of clause (iii) thereof the following:
         "provided, however, that if any assigning Lender makes a simultaneous assignment under the Five-Year Credit Agreement to the same assignee, then such assigning Lender must pay an aggregate fee of $3,500 under this Agreement and the Five-Year Credit Agreement."

                  2.20 Exhibit A to the Five-Year Credit Agreement shall be deleted and a new Exhibit A shall be inserted in the form of Exhibit A-1 attached hereto.

                  2.21 Exhibit A to the 364-Day Credit Agreement shall be deleted and a new Exhibit A shall be inserted in the form of Exhibit A-2 attached hereto.

                  2.22 Section 6 of Exhibit D to both Credit Agreements shall be amended by adding at the end thereof the following:

                   "; provided that the Assignor shall retain the benefit of all indemnities of the Company under the terms of, and subject to the limitations set forth in, the Loan Documents with respect to matters arising prior to the Effective Date."

SECTION 3.   CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                  3.1. The Company, the Guarantors, the Administrative Agent, the Documentation Agent, the Lead Arrangers, Book Managers and Syndication Agents and each of the Lenders shall have executed and delivered this Amendment.

                  3.2. The Administrative Agent shall have received for each of the Lenders replacement Notes evidencing the Loans made or to be made by such Lenders in the amounts set forth on Exhibits A-1 and A-2 attached hereto.

                  3.3. The Administrative Agent shall have received for each Lender the favorable written opinion of counsel to the Company and its Guarantors, in form and substance reasonably satisfactory to the Administrative Agent and Documentation Agent and their counsel.

                  3.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and Documentation Agent and their counsel.

SECTION 4.   EQUALIZATION OF OUTSTANDING LOANS.

         On May 21, 1999, the Borrower shall be deemed to have irrevocably requested a Borrowing of Loans under each Credit Agreement from the Lenders in an amount equal to the Loans then outstanding under such Credit Agreements, and each Lender hereby irrevocably agrees to fund to the Administrative Agent its ratable share of the outstanding Loans on such date, whether or not the conditions of Section 7 of the relevant Credit Agreement have been satisfied. If notwithstanding the foregoing any Lender is unable to make its Loans to the Borrower on May 21, 1999, such Lender hereby irrevocably agrees that it shall, by the time and in the manner such Loan was to have been funded to the Administrative Agent, purchase ratably from Bank of Montreal and Bank of America National Trust and Savings Association an undivided participating interest in its ratable share of the outstanding Loans. Each Lender that so purchases a participation in the Loans shall thereafter be entitled to receive its ratable share of each payment of principal received on such Loans and of interest received thereon accruing from the date such Lender funded to the Administrative Agent its participation in such Loans. The obligation of the Lenders to Bank of Montreal and Bank of America National Trust and Savings Association shall be absolute and unconditional and shall not be affected or impaired by any Default or Event of Default which may be occurring under any Credit Agreement. For the purposes of this paragraph, a Lender's "ratable share" shall be based upon the Commitment amounts under the relevant Credit Agreements as set forth on Exhibits A-1 and A-2 hereto.

SECTION 5.   REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders and the Administrative Agent, Documentation Agent, Lead Arrangers, Book Managers, and Syndication Agents that as of the date hereof the representations and warranties set forth in Section 6 of each Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company and its Subsidiaries are in compliance with the terms and conditions of the Credit Agreements and the other Loan Documents and no Default or Event of Default has occurred and is continuing or shall result after giving effect to this Amendment.

SECTION 6.   MISCELLANEOUS.

        6.1 Except as specifically amended herein, each Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in any Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to any Credit Agreement, any reference in any of such items to a Credit Agreement being sufficient to refer to such Credit Agreement as amended hereby.

        6.2 By signing below, each Lender hereby (i) confirms that it has received a copy of each Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to the terms thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent Documentation Agent, Lead Arrangers, Book Managers or Syndication Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under each Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under each Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

        6.3 The Company agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Administrative Agent.

        6.4 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.



                           [SIGNATURE PAGES TO FOLLOW]

         This First Amendment to Credit Agreement is dated as of the date and year first above written.

                                            "COMPANY"

                                            MORRISON KNUDSEN CORPORATION, a
                                             Delaware corporation


                                            By /s/
                                              -------------------------------
                                              Name
                                                  ---------------------------
                                              Title
                                                   --------------------------

                                            "GUARANTORS"

                                            MORRISON KNUDSEN CORPORATION, an
                                             Ohio corporation


                                            By /s/
                                              -------------------------------
                                              Name
                                                  ---------------------------
                                              Title
                                                   --------------------------

                                            WASHINGTON CONTRACTORS GROUP, INC.,
                                             a Montana corporation


                                            By /s/
                                              -------------------------------
                                              Name
                                                  ---------------------------
                                              Title
                                                   --------------------------

         Accepted and agreed to as of the day and year first above written.

                                            BANK OF MONTREAL, individually as a
                                               Lender and as Administrative
                                               Agent and as a Lead Arranger,
                                               Book Manager and Syndication
                                               Agent


                                            By /s/
                                              -------------------------------
                                              Name
                                                  ---------------------------
                                              Title
                                                   --------------------------

                                            BANK OF AMERICA NATIONAL TRUST AND
                                             SAVINGS ASSOCIATION, individually
                                             as a Lender and as Documentation
                                             Agent


                                            By /s/
                                              ---------------------------------
                                                      Robert W. Troutman
                                                      Managing Director

                                            NATIONSBANC MONTGOMERY SECURITIES
                                             LLC (to become known AS BANC OF
                                             AMERICA SECURITIES LLC), as a Lead
                                             Arranger, Book Manager and
                                             Syndication Agent


                                            By /s/
                                              ---------------------------------
                                                       William M. Lau
                                                      Managing Director

                                            ARAB BANKING CORPORATION (B.S.C.)


                                            By /s/
                                              ---------------------------------
                                              Name
                                                  -----------------------------
                                              Title
                                                   ----------------------------

                                            Mailing Address:

                                            Arab Banking Corp.
                                            555 South Flower Street, 46th Floor
                                            Los Angeles, California  90017

                                            Attention:  Richard Whelan
                                            Telephone:  (213) 689-0121
                                            Telecopy:  (213) 689-1048


                                            Lending Office:

                                            Arab Banking Corp. (Grand Cayman)
                                            277 Park Avenue, 32nd Floor
                                            New York, New York

                                            Attention:  R. Hassan
                                            Telephone:  (212) 583-4770
                                            Telecopy:  (212) 583-0932

                                            BANKBOSTON N.A.


                                            By /s/
                                              -------------------------------
                                              Victor Garcia
                                              Director


                                            Mailing Address:

                                            BankBoston N.A.
                                            100 Federal Street, 01-08-01
                                            Boston, Massachusetts  02110

                                            Attention:   Victor Garcia
                                            Telephone:   (617) 434-3066
                                            Telecopy:    (617) 434-1955


                                            Lending Office:

                                            BankBoston N.A.
                                            100 Federal Street, 01-08-01
                                            Boston, Massachusetts  02110

                                            Attention:    John Olsen
                                            Telephone:   (617) 434-3947
                                            Telecopy:    (617) 434-9820

                                            BANQUE NATIONALE DE PARIS,
                                             individually as a Lender and as
                                             Co-Agent


                                            By /s/
                                               ---------------------------
                                               Name
                                                    ----------------------
                                               Title
                                                    ----------------------


                                            By /s/
                                               ---------------------------
                                               Name
                                                   -----------------------
                                               Title
                                                    ----------------------

                                            Mailing Address:

                                            Banque Nationale de Paris
                                            180 Montgomery Street, 3rd Floor
                                            San Francisco, California  94104

                                            Attention:   Katherine Wolfe
                                            Telephone:   (415) 772-1330
                                            Telecopy:    (415) 296-8954


                                            Lending Office:

                                            Banque Nationale de Paris
                                            180 Montgomery Street, 2nd Floor
                                            San Francisco, California  94104

                                            Attention:   Donald A. Hart
                                            Telephone:   (415) 772-1370
                                            Telecopy:    (415) 989-9041

                                            COMERICA WEST INCORPORATED


                                            By   /s/
                                              ---------------------------
                                                         Eoin P. Collins
                                                         Account Officer


                                            Mailing Address:

                                            Comerica West Incorporated
                                            3980 Howard Hughes Pkwy, Suite 350
                                            Las Vegas, Nevada  89109

                                            Attention:   Eoin P. Collins
                                            Telephone:   (702) 791-4802
                                            Telecopy:    (702) 791-2371


                                            Lending Office:

                                            Comerica West Incorporated
                                            3980 Howard Hughes Pkwy, Suite 350
                                            Las Vegas, Nevada  89109

                                            Attention:   Regina C. McGuire
                                            Telephone:   (702) 791-4804
                                            Telecopy:    (702) 791-2371

                                            CREDIT AGRICOLE INDOSUEZ,
                                             individually as a Lender and as
                                             Co-Agent


                                            By   /s/
                                              ---------------------------
                                              Name
                                                  -----------------------
                                              Title
                                                   ----------------------

                                            Mailing Address:

                                            Credit Agricole Indosuez
                                            101 California Street #4390
                                            San Francisco, California  94111

                                            Attention:   Karen Kokamc
                                            Telephone:   (415) 773-1281
                                            Telecopy:    (415) 986-4116


                                            Lending Office:

                                            Credit Agricole Indosuez
                                            55 East Monroe
                                            Chicago, Illinois  60603

                                            Attention:   Rebecca Hamburger
                                            Telephone:   (312) 917-7512
                                            Telecopy:    (312) 372-4421

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                             individually as a Lender and as
                                             Co-Agent


                                            By     /s/
                                              ---------------------------
                                              Name
                                                  -----------------------
                                              Title
                                                   ----------------------

                                            Mailing Address:

                                            The First National Bank of Chicago
                                            777 S. Figueroa, 4th Floor
                                            Los Angeles, California  90017

                                            Attention:   Victoria Regan
                                            Telephone:   (213) 683-4926
                                            Telecopy:    (213) 683-4999


                                            Lending Office:

                                            The First National Bank of Chicago
                                            One First National Plaza, 10th Floor
                                            Chicago, Illinois  60670

                                            Attention:   LaTanya Driver
                                            Telephone:   (312) 732-1395
                                            Telecopy:    (312) 732-4840

                                            FIRST SECURITY BANK, N.A.,
                                             individually as a Lender and as
                                             Co-Agent


                                            By     /s/
                                              ---------------------------
                                              Vicki V. Riga
                                              Vice President

                                            Mailing Address:

                                            First Security Bank, N.A.
                                            119 North 9th Street
                                            Boise, Idaho  83702

                                            Attention:   Vicki V. Riga
                                            Telephone:   (208) 393-2163
                                            Telecopy:    (208) 393-2472


                                            Lending Office:

                                            First Security Bank, N.A.
                                            119 North 9th Street
                                            Boise, Idaho  83702

                                            Attention:   Arlene Solomon
                                            Telephone:   (208) 393-2102
                                            Telecopy:    (208) 393-2472

                                            FLEET NATIONAL BANK


                                            By    /s/
                                              ---------------------------
                                              Name
                                              Title

                                            Mailing Address:

                                            Fleet National Bank
                                            1 Federal Street
                                            Boston, Massachusetts  02110

                                            Attention:    Jeffrey C. Lynch
                                            Telephone:    (617) 346-5061
                                            Telecopy:     (617) 346-0145


                                            Lending Office:

                                            Fleet National Bank
                                            1 Federal Street
                                            Boston, Massachusetts  02110

                                            Attention:    Michael P. McCarron
                                            Telephone:    (617) 346-5635
                                            Telecopy:     (617) 346-0595

                                            THE FUJI BANK, LIMITED

                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                            Mailing Address:

                                            The Fuji Bank, Limited
                                            333 South Hope Street, 39th Floor
                                            Los Angeles, California  90071

                                            Attention:   Richard G. Bushman
                                            Telephone:   (213) 253-4182
                                            Telecopy:    (213) 253-4178


                                            Lending Office:

                                            The Fuji Bank, Limited
                                            333 South Hope Street, 39th Floor
                                            Los Angeles, California  90071

                                            Attention:   Jessie Chan
                                            Telephone:   (213) 253-4133
                                            Telecopy:    (213) 253-4178

                                            KBC BANK N.V.



                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                            Mailing Address:

                                            KBC Bank N.V., Los Angeles
                                             Representative Office
                                            515 S. Figueroa Street, Suite 1920
                                            Los Angeles, California  90071

                                            Attention:   Edward Eijlers
                                            Telephone:   (213) 996-7531
                                            Telecopy:    (213) 629-5801


                                            Lending Office:

                                            KBC Bank N.V.
                                            125 West 55th Street, 10th Floor
                                            New York, New York  10019

                                            Attention:   Claire Kowalski
                                            Telephone:   (212) 541-0678
                                            Telecopy:    (212) 956-5580

                                            NATEXIS BANQUE - BFCE


                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                            Mailing Address:

                                            Natexis Banque-BFCE
                                            Los Angeles Representative Office
                                            660 S. Figueroa, Suite 1400
                                            Los Angeles, California  90017

                                            Attention:   Iain Whyte
                                            Telephone:   (213) 627-8677
                                            Telecopy:    (213) 627-2761


                                            Lending Office:

                                            NATEXIS Banque-BFCE
                                            645 Fifth Avenue
                                            New York, New York  10022

                                            Attention:
                                                      ---------------------
                                            Telephone:
                                                      ---------------------
                                            Telecopy:
                                                     ----------------------

                                            THE SUMITOMO BANK, LIMITED


                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                            Mailing Address:

                                            The Sumitomo Bank, Limited
                                            Seattle Representative Office
                                            1201 Third Avenue, Suite 5320
                                            Seattle, Washington  98101

                                            Attention:   Bob Granfelt
                                            Telephone:   (206) 625-1010
                                            Telecopy:    (206) 623-8551


                                            Lending Office:

                                            The Sumitomo Bank, Limited
                                            277 Park Avenue
                                            New York, New York  10172

                                            Attention:   Matthew Sullivan
                                            Telephone:   (212) 224-4120
                                            Telecopy:    (212) 224-5197

                                            UNION BANK OF CALIFORNIA, N.A.,
                                             individually as a Lender and as
                                             Co-Agent


                                            By /s/
                                              -----------------------------
                                              Name
                                                  -------------------------
                                              Title
                                                   ------------------------

                                             Mailing Address:

                                             Union Bank of California, N.A.
                                             445 South Figueroa Street, 18th
                                              Floor
                                             Los Angeles, California  90071

                                             Attention:   Scott Jessup
                                             Telephone:   (213) 236-4023
                                             Telecopy:    (213) 236-7814


                                             Lending Office:

                                             Union Bank of California, N.A.
                                             1980 Saturn Street
                                             Monterey Park, California  91755

                                             Attention:   Gohar Karapetyan
                                             Telephone:   (323) 720-2676
                                             Telecopy:    (323) 724-6198

                                            U.S. BANK NATIONAL ASSOCIATION,
                                             individually as a Lender and as
                                             Co-Agent


                                            By /s/
                                              ------------------------------
                                                     James W. Henken
                                                      Vice President


                                            Mailing Address:

                                            U.S. Bank National Association
                                            101 S. Capital, Suite 807
                                            Boise, Idaho  83733

                                            Attention:   James W. Henken
                                            Telephone:   (208) 383-7823
                                            Telecopy:    (208) 383-7563


                                            Lending Office:

                                            U.S. Bank National Association
                                            101 S. Capital, Suite 807
                                            Boise, Idaho  83733

                                            Attention:   Kathy O'Grady
                                            Telephone:   (503) 275-6715
                                            Telecopy:    (503) 275-4600

                                   EXHIBIT A-1
                           FIVE-YEAR CREDIT AGREEMENT

                              AGGREGATE COMMITMENTS


NAME OF LENDER                                                        COMMITMENT

Bank of Montreal                                                    $ 24,000,000

Bank of America National Trust and Savings Association              $ 24,000,000

Arab Banking Corporation (B.S.C.)                                   $  9,000,000

BankBoston N.A                                                      $  9,000,000

Banque Nationale de Paris                                           $ 13,200,000

Comerica West Incorporated                                          $  6,000,000

Credit Agricole Indosuez                                            $ 13,200,000

The First National Bank of Chicago                                  $ 13,200,000

First Security Bank, N.A                                            $ 13,200,000

Fleet National Bank                                                 $ 10,800,000

The Fuji Bank, Limited                                              $  9,000,000

KBC Bank N.V                                                        $  9,000,000

NATEXIS Banque - BFCE                                               $  6,000,000

The Sumitomo Bank, Limited                                          $  9,000,000

Union Bank of California, N.A                                       $ 13,200,000

U.S. Bank National Association                                      $ 13,200,000

    TOTAL                                                           $195,000,000

                                   EXHIBIT A-2


                            364-DAY CREDIT AGREEMENT
                              AGGREGATE COMMITMENTS

NAME OF LENDER                                                        COMMITMENT

Bank of Montreal                                                    $ 16,000,000

Bank of America National Trust and Savings Association              $ 16,000,000

Arab Banking Corporation (B.S.C.)                                   $  6,000,000

BankBoston N.A                                                      $  6,000,000

Banque Nationale de Paris                                           $  8,800,000

Comerica West Incorporated                                          $  4,000,000

Credit Agricole Indosuez                                            $  8,800,000

The First National Bank of Chicago                                  $  8,800,000

First Security Bank, N.A                                            $  8,800,000

Fleet National Bank                                                 $  7,200,000

The Fuji Bank, Limited                                              $  6,000,000

KBC Bank N.V                                                        $  6,000,000

NATEXIS Banque - BFCE                                               $  4,000,000

The Sumitomo Bank, Limited                                          $  6,000,000

Union Bank of California, N.A                                       $  8,800,000

U.S. Bank National Association                                      $  8,800,000

    TOTAL                                                           $130,000,000